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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                February 16, 2000
                Date of Report (Date of earliest event reported)


                               LENNAR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



              DELAWARE                                  1 - 11749                             59 - 1281887
        (State of Incorporation)                 (Commission File Number)           (IRS Employer Identification No.)
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                           700 NORTHWEST 107TH AVENUE
                                 MIAMI, FLORIDA
                                      33172
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (305) 559-4000
              (Registrant's Telephone Number, Including Area Code)
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Item 5. Other Events.

         On February 17, 2000, Lennar Corporation announced that it had entered into a Plan and Agreement of Merger, dated as of February 16, 2000, with U.S.
Home Corporation, pursuant to which U.S. Home will merge into, and become, a wholly-owned subsidiary of Lennar. In the merger, stockholders of U.S. Home will receive approximately $36.00 for each U.S. Home share, of which half will be in cash and half will be in Lennar common stock (with the common stock portion, and therefore the total, subject to adjustment if the price of Lennar's common stock is greater or lower than specified levels). U.S. Home stockholders will have the right to elect to receive all of the merger consideration in cash or stock, subject to prorations that would permit up to 55% of the total value of the merger consideration to be cash. A copy of the Merger Agreement is attached hereto as Exhibit 10.1.

         Holders representing in excess of 50% of the voting power of Lennar's capital stock have entered into a voting agreement, agreeing, among other things, to vote their shares in favor of the transactions contemplated by the Merger Agreement. A copy of the voting agreement is attached hereto as Exhibit
10.2.

         A copy of Lennar's press release announcing the transaction is attached hereto as Exhibit 99.1.

     Item 7. Financial Statements and Exhibits.

         Financial Statements.

                  None.

         Pro Forma Financial Information.

                  None.

         Exhibits.

                  10.1     Plan and Agreement of Merger, dated as of February
                           16, 2000, by and among Lennar Corporation, Len
                           Acquisition Corporation and U.S. Home Corporation.

                  10.2 Voting Agreement, dated as of February 16, 2000, by and among U.S. Home Corporation and certain stockholders of Lennar Corporation.

                  99.1     Press Release, dated February 17, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LENNAR CORPORATION



                                       By:  /s/ Bruce Gross
                                            --------------------------------
                                            Name:  Bruce Gross
                                            Title: Vice President and Chief
                                                   Financial Officer



Date:  February 23, 2000



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                                  EXHIBIT INDEX

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
Exhibit No.        Exhibit
-----------        -------

10.1               Plan and Agreement of Merger, dated as of February 16, 2000, by and among Lennar
                   Corporation, Len Acquisition Corporation and U.S. Home Corporation.


10.2               Voting Agreement, dated as of February 16, 2000, by and among U.S. Home Corporation and certain stockholders of Lennar Corporation.


99.1               Press Release, dated February 17, 2000.
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